                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2000


                              RAINFOREST CAFE, INC.
             (Exact name of registrant as specified in its charter)


             MINNESOTA                 000-27366               41-1779527
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

                  720 SOUTH FIFTH STREET
                  HOPKINS, MINNESOTA                              55343
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (612) 945-5400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         The Registrant's Press Release dated April 20, 2000, which is filed as
Exhibit 99.1 to this Form 8-K is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(1)      Financial Statements of Business Acquired.
         Not required.

(2)      Pro Forma Financial Information.
         Not required.

(c)      Exhibits

         99.1     Press Release of Rainforest Cafe, Inc. dated April 20, 2000.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RAINFOREST CAFE, INC.
                                       (Registrant)



Date: April 20, 2000                   By:  /s/ Kenneth W. Brimmer
                                          --------------------------------------
                                       Name:  Kenneth W. Brimmer
                                       Title: President

                                  EXHIBIT INDEX


EXHIBIT NO. DESCRIPTION

    99.1     Press Release of Rainforest Cafe, Inc. dated April 20, 2000.



















                                       3